Ex-3(i)

          FILED                Articles of Incorporation        Filing fee:
   IN THE OFFICE OF THE                                         Receipt #:
SECRETARY OF STATE OF THE        (PURSUANT TO NRS 78)
     STATE OF NEVADA                STATE OF NEVADA

          MAR 19 1997                   [SEAL]
         No. C5810-97
             --------             Secretary of State
        /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

    (For filing office use)                            (For filing office use)
--------------------------------------------------------------------------------
    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:                SOUNDWORKS INTERNATIONAL, INC.
                       ---------------------------------------------------------

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

   Name of Resident Agent: The Corporation Trust Company of Nevada
                           -----------------------------------------------------

   Street Address:    One          East First Street,    Reno, Nevada     89501
                  --------------------------------------------------------------
                     Street No.        Street Name           City         Zip

3. SHARES: (number of shares the corporation is authorized to issue)
   Number of shares with par value: 50,000,000           Par Value: .001
                                    ----------                     -------------
   Number of shares without par value:
                                      ------------------------------------------

4. GOVERNING BOARD: Shall be styled as (check one): |X| Directors |_| Trustees The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows (attach additional pages if necessary):

   See 1 in Addendum
   --------------------------------         ------------------------------------
   Name                                     Address              City/State/Zip

   --------------------------------         ------------------------------------
   Name                                     Address              City/State/Zip

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:

   -----------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1.

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

   S. Johnson                               L. Kalthoff
   ------------------------------------     ------------------------------------
   Name (print)                             Name (print)

   520 Pike Street Seattle WA     98101     520 Pike Street Seattle WA     98101
   ------------------------------------     ------------------------------------
   Address               City/State/Zip     Address              City/State/Zip

   /s/ S. Johnson                           /s/ L. Kalthoff
   ------------------------------------     ------------------------------------
   Signature                                Signature

   State of Washington County of King       State of Washington County of King

   This instrument was acknowledged         This instrument was acknowledged
   before me on                             before me on

            March 19, 1997, by                       March 19, 1997, by

               S. Johnson                               L. Kalthoff
   ------------------------------------     ------------------------------------
              Name of Person                          Name of Person

   as incorporator of                        as incorporator of
   SOUNDWORKS INTERNATIONAL, INC.            SOUNDWORKS INTERNATIONAL, INC.
   ------------------------------------     ------------------------------------
   (name of party on behalf of whom         (name of party on behalf of whom
   instrument was executed)                 instrument was executed)

           /s/ Laurie L. Waud                        /s/ Laurie L. Waud
   ------------------------------------     ------------------------------------
   Notary Public Signature  Laurie L.       Notary Public Signature    Laurie L.
                              Waud                                       Waud

              OFFICIAL SEAL                            OFFICIAL SEAL
              LAURIE L. WAUD                           LAURIE L. WAUD
   Notary Public - State of Washington      Notary Public - State of Washington
      My Commission Expires 12-31-00           My Commission Expires 12-31-00

        (affix stamp or seal)                          (affix stamp or seal)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

   The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation.

    The Corporation Trust Company of Nevada By:


              /s/ Kathleen C. Gariepy                         March 19, 1997
   -------------------------------------------------          ------------------
   Signature of Resident Agent (Assistant Secretary)                      Date
                  Kathleen C. Gariepy

          FILED
   IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
     STATE OF NEVADA

         MAR 19 1997

         No.
             -------------------
        /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                                    Addendum

Name:      Judy Morton Johnston

Address:   19111 3rd Ave. N.W.,

City:      Shoreline

State:     WA

Zip:       98177

Name:      Clifford M. Johnston

Address:   19111 3rd Ave. N.W.,

City:      Shoreline

State:     WA

Zip:       98177

Name:      Gerald B. Dennon

Address:   P.O. Box 4608

City:      Rolling Bay

State:     WA

Zip:       98061


                                     1 OF 1

          FILED                Articles of Incorporation        Filing fee:
   IN THE OFFICE OF THE                                         Receipt #:
SECRETARY OF STATE OF THE        (PURSUANT TO NRS 78)
     STATE OF NEVADA                STATE OF NEVADA

          MAR 19 1997                   [SEAL]
         No. C5810-97
             --------             Secretary of State
        /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

    (For filing office use)                            (For filing office use)
--------------------------------------------------------------------------------
    IMPORTANT: Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:                SOUNDWORKS INTERNATIONAL, INC.
                       ---------------------------------------------------------

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

   Name of Resident Agent: The Corporation Trust Company of Nevada
                           -----------------------------------------------------

   Street Address:    One          East First Street,    Reno Nevada       89501
                  --------------------------------------------------------------
                     Street No.        Street Name           City         Zip

3. SHARES: (number of shares the corporation is authorized to issue)
   Number of shares with par value: 50,000,000           Par Value: .001
                                    ----------                     -------------
   Number of shares without par value:
                                      ------------------------------------------

4. GOVERNING BOARD: Shall be styled as (check one): |X| Directors |_| Trustees The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows (attach additional pages if necessary):

   See 1 in Addendum
   --------------------------------         ------------------------------------
   Name                                     Address              City/State/Zip

   --------------------------------         ------------------------------------
   Name                                     Address              City/State/Zip

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:

   -----------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1.

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

   S. Johnson                               L. Kalthoff
   ------------------------------------     ------------------------------------
   Name (print)                             Name (print)

   520 Pike Street  Seattle WA    98101     520 Pike Street  Seattle WA    98101
   ------------------------------------     ------------------------------------
   Address              City/State/Zip      Address              City/State/Zip

   /s/ S. Johnson                           /s/ L. Kalthoff
   ------------------------------------     ------------------------------------
   Signature                                Signature

   State of Washington County of King       State of Washington County of King

   This instrument was acknowledged         This instrument was acknowledged
   before me on                             before me on

            March 19, 1997, by                       March 19, 1997, by

               S. Johnson                               L. Kalthoff
   ------------------------------------     ------------------------------------
              Name of Person                          Name of Person

   as incorporator of                        as incorporator of
   SOUNDWORKS INTERNATIONAL, INC.            SOUNDWORKS INTERNATIONAL, INC.
   ------------------------------------     ------------------------------------
   (name of party on behalf of whom         (name of party on behalf of whom
   instrument was executed)                 instrument was executed)

           /s/ Laurie L. Waud                        /s/ Laurie L. Waud
   ------------------------------------     ------------------------------------
   Notary Public Signature  Laurie L.       Notary Public Signature    Laurie L.
                              Waud                                       Waud

              OFFICIAL SEAL                            OFFICIAL SEAL
              LAURIE L. WAUD                           LAURIE L. WAUD
   Notary Public - State of Washington      Notary Public - State of Washington
      My Commission Expires 12-31-00           My Commission Expires 12-31-00

        (affix stamp or seal)                          (affix stamp or seal)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

   The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation.

    The Corporation Trust Company of Nevada By:


              /s/ Kathleen C. Gariepy                         March 19, 1997
   -------------------------------------------------          ------------------
   Signature of Resident Agent (Assistant Secretary)                      Date
                  Kathleen C. Gariepy

          FILED
   IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
     STATE OF NEVADA

         MAR 19 1997

         No.
             -------------------
        /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                                    Addendum

Name:      Judy Morton Johnston

Address:   19111 3rd Ave. N.W.,

City:      Shoreline

State:     WA

Zip:       98177

Name:      Clifford M. Johnston

Address:   19111 3rd Ave. N.W.,

City:      Shoreline

State:     WA

Zip:       98177

Name:      Gerald B. Dennon

Address:   P.O. Box 4608

City:      Rolling Bay

State:     WA

Zip:       98061


                                     1 OF 1